Exhibit 10.3

STOCK PLEDGE DEED AND STOCK ESCROW AGREEMENT

The parties to this Stock Pledge Deed and Stock Escrow Agreement (“Stock Pledge Agreement”), entered into as of March 3, 2013, are China Motion Holdings Limited and ChinaMotion InfoServices Limited (collectively, “Seller”) and Gulfstream Capital Partners, Ltd. (“Buyer”).  Seller is also referred to herein as “Interim Escrow Agent.” Subject to future amendment, the Parties intend that the material terms of this Stock Pledge Agreement shall also apply to a “Substitute Escrow Agent.”  Interim Escrow Agent and Substitute Escrow Agent are sometimes referred to collectively as “Escrow Agent.” Buyer, Seller and Escrow Agent are sometimes referred to herein jointly as the “Parties,” and Buyer and Seller are sometimes referred to herein jointly as the “Business Parties.”

1. Cross-Reference to Transaction Documents.  The Business Parties are each also parties to a Stock Purchase Agreement dated November 27, 2012 and subsequently amended on two occasions along with other Transaction Documents associated with the Stock Purchase Agreement (“Agreement”) between the Business Parties.  All defined terms contained in the Transaction Documents are incorporated by reference in this Stock Pledge Agreement.

2. Appointment.  The Business Parties hereby appoint Escrow Agent as escrow agent to hold the MVNO Stock to be delivered to Buyer at Closing of the Agreement in accordance with the terms of this Stock Pledge Agreement, and Escrow Agent hereby accepts said appointment as escrow agent.

3. Pledge; Delivery of Documents.

(a) In consideration of Seller agreeing to allow Buyer to pay the Purchase Price under the Transaction Documents by installments, Buyer as beneficial owner hereby mortgages, charges, assigns, pledges as mortgagor, charger, assignor and pledgor, to Seller, as mortgagee, charge, assignee and pledgee by way of first legal mortgage each and every share of the MVNO Stock, and all security interest in all of Buyer's right, title and interest in and to each and every share of the MVNO Stock, and any adjustments, stock dividends or distributions relating thereto (collectively, "Pledged Collateral") as a continuing security for the due, complete and punctual payment of the Secured Obligations and the due, complete and punctual performance and observance by Buyer of all other obligations of the Buyer contained in this Stock Pledge Agreement.

(b) Buyer hereby delivers to Escrow Agent (i) the MVNO Stock, (ii) instrument of transfer and bought and sold notes (in duplicate) for the Pledged Collateral, substantially in the form of Exhibits 1 and 2 hereto respectively, all undated and appropriately endorsed in blank.  Buyer agrees (iii) to take such other steps as Seller may from time to time reasonably request to perfect Seller's security interest in the Pledged Collateral or any part thereof under applicable law, and (iv) after the occurrence and during the continuance of an Event of Default, to execute and deliver on behalf of Buyer such other documents of transfer as Seller or Escrow Agent may from time to time reasonably require to enable Seller to transfer the Pledged Collateral into the name of Seller or the name of its nominee(s) (sub-sections (i) to (iv) collectively "Assignments").

(c) Seller hereby delivers to Escrow Agent the original of the Note, to be held under the terms of this Stock Pledge Agreement.

4. Security for Secured Obligations.  The Pledged Collateral secures the due, complete and punctual payment, performance and observance of the terms of the Note, and all obligations of Buyer pursuant to this Stock Pledge Agreement (collectively “Secured Obligations”).

5. Continuing Security. This Stock Pledge Agreement shall be a continuing security and shall remain in full force and effect until the Secured Obligations have been paid or discharged in full, notwithstanding the insolvency or liquidation or any incapacity or change in the constitution or status of Buyer or any other person or other matter whatsoever.

6. Pledged Collateral Adjustments. If during the term of this Stock Pledge Agreement:

(a) any non-cash dividend or distribution, reclassification, readjustment or other change is declared or made in the capital structure of the Company, or any option, warrant or similar instrument included within the Pledged Collateral is exercised, or both, or

(b) any subscription, warrants, or options shall be issued by the Company to Buyer, then Buyer shall promptly deliver new, substituted and additional shares, warrants, options, or other equity securities, issued by reason of any of the foregoing, and all certificates and other instruments evidencing the same to Escrow Agent to be held under the terms of this Stock Pledge Agreement and shall constitute Pledged Collateral hereunder.

7. Representations, Warranties and Undertakings.

(a) Buyer represents and warrants to Seller and Escrow Agent that: (i) Buyer has full power, authority and legal right to enter into and engage in the transactions contemplated by this Stock Pledge Agreement and has taken or obtained all necessary corporate and other action to authorise the execution and performance of this Stock Pledge Agreement; (ii) this Stock Pledge Agreement constitutes legal, valid and binding obligations of Buyer enforceable in accordance with its terms; (iii) neither the execution of this Stock Pledge Agreement nor the performance of any of its obligations or the exercise of any of its rights hereunder will conflict with or result in a breach of any law, regulation, judgment, order, authorisation, agreement or obligation applicable to it or cause any limitation placed on it or the powers of its directors to be exceeded; (iv) all authorisations required from any governmental or other authority or from any shareholders or creditors of Buyer for or in connection with the execution, validity and performance of this Stock Pledge Agreement have been obtained and are in full force and effect; (v) Buyer is the sole beneficial owner of the Pledged Collateral and is the legal owner of  the Pledged Collateral; (vi) no mortgage, charge, pledge, lien, encumbrance, hypothecation or other security interest or security arrangement of any kind (collectively, “Charge”) exists over all or any part of the Pledged Collateral (except as created under this Stock Pledge Agreement);

(b) Buyer undertakes and agrees with Seller throughout the continuance of this Stock Pledge Agreement and so long as the Secured Obligations or any part thereof remains owing or un-discharged that Buyer will (i) not create or attempt to create or permit to arise or exist and Charge over all or any part of the Pledged Collateral or any interest therein or otherwise assign, deal with or dispose of all or any part of the Pledged Collateral (except under this Stock Pledge Agreement; (ii) not grant in favour of any other person any interest in or any option or other rights in respect of any of the Pledged Collateral; (iii) procure that the Company shall not issue or resolve or agree to issue or grant any option or other right to acquire shares to any person other than Seller (and subject always to this Stock Pledge Agreement); (iv) at all times remain the beneficial owner of the Pledged Collateral; (v) procure that no amendment or supplement is made to the memorandum or articles of association of the Company which may have an adverse effect on the security created hereunder; (vi) not do or cause or permit to be done anything which may in any way jeopardise the value of Seller’s security hereunder; and

(c) Buyer agrees that all the cost in connection with the registration of this Stock Pledge Agreement at the Hong Kong Companies Registry shall be borne by Buyer, up to a limit of HK$10,000.

8. Dividends and Other Distributions.  Escrow Agent shall be entitled to delivery of any and all stock dividends and other distributions paid in respect of the MVNO Stock, which dividends and/or distributions Buyer shall promptly deliver to Escrow Agent to be held under the terms of this Stock Pledge Agreement and which shall constitute Pledged Collateral hereunder.

9. Voting Rights.  Subject to the Transaction Documents and this Stock Pledge Agreement, during the term of this Stock Pledge Agreement and until its Termination as described in Section 16, Buyer shall have the right to vote any MVNO Stock which forms all or a portion of the Pledged Collateral, on all questions presented to the holders of capital stock of Seller, and Escrow Agent shall deliver all necessary documents to allow Buyer to take such action upon Buyer's request.

10. Transfers and Other Liens. Buyer agrees that until all of the Obligations are satisfied in full, Buyer will not (i) sell or otherwise dispose of, or grant any option or other rights with respect to, any of the Pledged Collateral without the prior written consent of Seller, or (ii) create or permit to exist any lien upon or with respect to any of the Pledged Collateral, except for the lien created by this Stock Pledge Agreement.

11. Payment.  Upon timely payment in full of the Note, Buyer shall be entitled to deliver to Escrow Agent, with a copy to Seller, a written notice along with any proof of payment, and a request to release all Pledged Collateral to Buyer (“Release Notice”).  Unless within five days of delivery of the Release Notice, Seller delivers to Escrow Agent with a copy to Buyer a written notice disputing payment (“Objection Notice”), Escrow Agent shall promptly deliver all of the Pledged Collateral to Buyer, along with the original Note, marked “cancelled.”

12. Event of Default.  If Buyer fails to comply with any Obligation, Seller shall be entitled to deliver to Buyer with a copy to Escrow Agent written notice asking Buyer to remedy such failure (“Default Notice”).  If Buyer cures such non-compliance within thirty days of delivery of a Default Notice, Buyer shall be entitled to deliver to Seller with a copy to Escrow Agent written notice that the non-compliance has been remedied, along with any proof of payment or other required compliance (“Cure Notice”).  If no Cure Notice is received within thirty days of delivery of a Default Notice (any such un-remedied Obligation, an "Event of Default"), Seller shall be entitled to send a Forfeiture Notice as described in Section13.

13. Remedies; Transfer of Pledged Collateral and Cancellation of Note. After any un-remedied Event of Default, as Seller’s sole and exclusive remedy under the Note, Seller shall be entitled to deliver to Escrow Agent with a copy to Buyer a request to forfeit the Pledged Collateral and the Assignments to Seller (“Forfeiture Notice”).  Unless within five days of delivery of the Forfeiture Notice, Buyer delivers to Escrow Agent with a copy to Buyer a written notice disputing the Forfeiture Notice with reasonable grounds (“Objection Notice”), Escrow Agent shall promptly deliver all of the Pledged Collateral and Assignments to Seller, and shall deliver to the Buyer the original Note, marked “cancelled.”

14. Disputes; Arbitration.

(a) Upon delivery of an Objection Notice by either Business Party, such party shall within ten days of delivery of such Objection Notice commence (by filing with HKIAC) an arbitration against the other Business Party, with notice of such filing to Escrow Agent.  If no such arbitration is filed, Escrow Agent is entitled to disregard the Objection Notice as if it had never been delivered, and to instead comply with the Release Notice or Forfeiture Notice, as the case may be.

(b) Any dispute between the Parties arising out of or relating to this Stock Pledge Agreement shall be submitted to binding arbitration with the HKIAC for binding arbitration conducted in English by a single arbitrator.  The dispute(s) shall be resolved pursuant to the United Nations Commission on International Trade Law Arbitration Rules.  The award of the arbitrator shall be final and binding on the Parties and may be enforced in any court of competent jurisdiction.  If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of this Stock Pledge Agreement, the prevailing Party shall be entitled to reasonable attorney fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

15. Granting of Time; No Waiver.  Seller may at all times, without discharging or in any way affecting its right to strict enforcement of this Stock Pledge Agreement: (i) grant to Buyer and/or the Company and/or to any other person any time or indulgence and/or (ii) deal with, exchange, release, modify, or abstain from perfecting or enforcing this Stock Pledge Agreement, any security guarantee or other right which Seller may now or hereafter have regarding this Stock Pledge Agreement or agree to any amendment to the said document and/or any document executed or to be executed pursuant thereto.

16. Termination.  Subject to the following provisions of this Section16, this Stock Pledge Agreement shall be terminated as follows (“Termination”): (i) upon the release to Buyer or the forfeiture to Seller of the Pledged Collateral; or (ii) by Escrow Agent giving notice of immediate termination to both Business Parties at any time after the Seller and/or the Buyer have/has, in the reasonable opinion of Escrow Agent, contravened, breached or not observed any of the provisions of this Stock Pledge Agreement and failed to rectify such contravention, breach or non-observance within 7 days after a notice identifying such contravention, breach or non-observance has been sent to Seller and/or Buyer by Escrow Agent. Upon receiving or giving of any notice of termination by Escrow Agent under this Section 16, both Business Parties shall assist in relation to such termination and give effect thereto by securing the appointment of a substituted escrow agent.  Escrow Agent shall then be authorised to release and deliver the Pledged Collateral to such substituted escrow agent. Any release , forfeiture or transfer of all of the Pledged Collateral pursuant to the terms of this Stock Pledge Agreement, whether or not following termination, shall terminate the Escrow Agent's duties hereunder in respect of all of Pledged Collateral for the periods after the Pledged Collateral has been so released, forfeited or transferred, but without prejudice to the right of Escrow Agent to settle any transactions entered into or to settle any liability incurred by Seller and/or Buyer under this Stock Pledge Agreement or by Escrow Agent on behalf of Seller and/or Buyer prior to termination. All the costs incurred by Escrow Agent in connection with the appointment of a substituted escrow agent (including legal costs) shall be borne by the Business Party or Parties in default of this Stock Pledge Agreement.

17. Notices.  All notices and other communications given or made pursuant to this Stock Pledge Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the Party to be notified; (ii) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after deposit with a worldwide recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt.  All communications shall be sent to the respective Parties at their address as set forth on the signature page, or to such e-mail address, facsimile number or address as subsequently modified by Notice given in accordance with this Section 17.  The Business Parties authorise Escrow Agent to accept notices from each of them if they are signed on their behalf by the person signing this Stock Pledge Agreement on their behalf or by any other person appointed by their respective boards of directors. Whenever this Stock Pledge Agreement refers to notice by both Business Parties, such term also encompasses two separate notices delivered from each Business Party.

18. Counterparts.  This Stock Pledge Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19. Effective Date. The Parties agree that this Stock Pledge Agreement shall take effect as from March 1, 2013.

20. Choice of Law.  This Stock Pledge Agreement is made and shall be governed by, and construed and enforced in accordance with, the laws Hong Kong, without regard to the conflict of laws principles thereof as the same apply to agreements executed solely by residents of Hong Kong and wholly to be performed within Hong Kong.

21. Local Agent of Buyer.  Buyer hereby appoints Mr. Lawrence Lo of Room 1307, Tower 1, Lippo Centre, No. 89 Queensway, Admiralty, Hong Kong as its agent to receive and acknowledge on its behalf service of any writ, summons, order, judgment or other notice of legal process in Hong Kong.  If for any reason the agent named above (or its successor) ceases to be able to act as such or no longer has an address in Hong Kong, the Buyer shall promptly appoint a successor agent and notify the other Parties.  The Buyer agrees that any such legal process shall be sufficiently served on it if delivered to such agent for service at its address for the time being in Hong Kong whether or not such agent gives notice thereof to the Buyer.

IN WITNESS WHEREOF the parties hereto have set their hands, as of the day of the year first above mentioned.

THE SIGNATURES OF THE PARTIES APPEAR ON THE FOLLOWING PAGE

The COMMON SEAL of GULFSTREAM CAPITAL PARTNERS, LTD.
was affixed in hereto in the presence of

  /s/ Colin Tay
 Colin Tay, its President

Notice addresses for Gulfstream:

Room 1307, Tower 1, Lippo Centre, No. 89 Queensway, Admiralty, Hong Kong and
4F-1 No. 102 Kuang Fu South Road
Taipei  106, Taiwan
Facsimile: + (886) 2 2778-1534
E-Mail:  ctay@trussadc.com

CHINA MOTION HOLDINGS LIMITED

By /s/ Wu Chi Chiu
Wu Chi Chiu, Director

CHINAMOTION INFOSERVICES LIMITED

By /s/ Wu Chi Chiu
Wu Chi Chiu, Director

Notice address for CM Holdings and ChinaMotion Info Services:

Unit 3101, Level 31, Tower 1, Enterprise Square Five
38 Wang Chiu Road
Kowloon Bay, Hong Kong
Facsimile: + (852) 2209 1388
E-Mail: wu.chcc@chinamotion.com

EXHIBIT 1

(to Stock Pledge Agreement)

FORM OF INSTURMENT OF TRANSFER (UNDER SECTION 3)

INSTRUMENT OF TRANSFER

CHINA MOTION TELECOM (HK) LIMITED
(incorporated in the Hong Kong Special Administrative Region of
the People's Republic of China with limited liability)

We,	Gulfstream Capital Partners Ltd.	("Transferor")
(Occupation)	Corporation
of (full address)
in consideration of
by		("Transferee")
(occupation)
of (full address)
do hereby transfer to the Transferee the_____________ Shares numbered standing in our name in the register of members of China Motion Telecom (HK) Limited to hold unto the Transferee or its assigns, subject to the several conditions upon which we hold the same at the time of execution hereof.  And we the Transferee do hereby agree to take the said Shares subject to the same conditions.

Witness our hands the ________ day of __________, 20 .

Signed by the Transferor )
in the presence of: )
)	For and on behalf of
)	Gulfstream Capital Partners Ltd.
Witness Signature ____________________________________________________ )
Name ______________________________________________________________ )
Address ____________________________________________________________ )
___________________________________________________________________ )	Transferor
___________________________________________________________________ )

Signed by the Transferee )
in the presence of: )
)
Witness signature _____________________________________________________ )
Name_______________________________________________________________ )
Address_____________________________________________________________ )
___________________________________________________________________ )	Transferee
___________________________________________________________________ )

EXHIBIT 2

(to Stock Pledge Agreement)

FORM OF BOUGHT AND SOLD NOTES (UNDER SECTION 3)

SOLD NOTE

Name of Buyer :
Address :
Occupation :
Name of Company in which the shares to be transferred :	China Motion Telecom (HK) Limited
Number of Shares : ________________________ of	HK$1.00	each
Consideration Received:

For and on behalf of
Gulfstream Capital Partners Ltd.

(Seller)

Dated the            day of            , 20   .

BOUGHT NOTE

Name of Seller :	Gulfstream Capital Partners Ltd.
Address :
Occupation :	Corporation
Name of Company in which the shares to be transferred :	China Motion Telecom (HK) Limited
Number of Shares : ________________________ of	HK$1.00	each
Consideration Paid:

(Buyer)

Dated the            day of            , 20    .